SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          LIGHTPATH TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

    ----------------------------------------------------------------------------

    2) Form, Schedule or Registration No.

    ----------------------------------------------------------------------------

    3) Filing party:

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    4) Date filed:

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
                          LightPath Technologies, Inc.
                         6820 Academy Parkway East N.E.
                              Albuquerque, NM 87109

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 19, 1998

To the Shareholders of LightPath Technologies, Inc.:

The annual meeting of the shareholders of LightPath Technologies, Inc., (the "Company") will be held at the Crowne Plaza Pyramid, 5151 San Francisco Road, N.E., Albuquerque, New Mexico, 87109 on Monday, October 19, 1998 at 12:00 noon M.S.T. for the following purposes:

To be voted on by the holders of Class A and Class E Common Shares:

                  1) To elect Directors to Class I of the Board of Directors to serve for a three year term in accordance with the Certificate of Incorporation;

                  2) To consider and act upon a proposal to ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999; and

                  3) To transact such other business as may properly come before the meeting.


Shareholders of record at the close of Business on September 14, 1998, are entitled to vote at the meeting and at any adjournment of postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for ten (10) days prior to the meeting.

A copy of the Company's 1998 Annual Report on Form 10-KSB, which includes certified financial statements, is enclosed. Management and the Board of Directors cordially invite you to attend the annual meeting.

                                             By order of the Board of Directors,





                                                              Leslie A. Danziger
                                                                      Chairwoman
Albuquerque, New Mexico
September 14, 1998
--------------------------------------------------------------------------------

IMPORTANT: It is important that your shareholdings be represented at this meeting. Please complete, date, sign and promptly mail the enclosed proxy card in the accompanying envelope, which requires no postage if mailed within the United States.

--------------------------------------------------------------------------------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                          LightPath Technologies, Inc.
                         6820 Academy Parkway East N.E.
                              Albuquerque, NM 87109

--------------------------------------------------------------------------------

         The accompanying proxy is solicited by the Board of Directors of LightPath Technologies, Inc., a Delaware corporation ("Company"), for use at its annual meeting of shareholders to be held on October 19, 1998, or any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about September 21, 1998.

                       SOLICITATION AND VOTING OF PROXIES

         The cost of  soliciting  proxies,  including  the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers and Directors of the Company personally or by telephone or facsimile, but at no additional compensation. The Company may reimburse brokers, bankers, and others holding shares in their names for the benefit of others for the cost of forwarding proxy material and obtaining proxies from their beneficial owners.

         Only shareholders of record at the close of business on September 14, 1998 (the "Record Date"), may vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were approximately 3,388,000 shares of $.01 par value Class A Common Stock and 3,974,155 shares of $.01 par value Class E Common Stock of the Company outstanding. Holders of Class E Common Stock vote together as a single class with the Class A Common Stock, and each shareholder of record is entitled to one vote for each share of Common Stock registered in his, her or its name.

         Should they wish to vote at the meeting by proxy, holders of Class A Common Stock and Class E Common Stock, should complete and return the enclosed proxy card. The Company's Bylaws provide that a majority of all the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes withheld from any proposal or director nominee are counted for purposes of determining the presence of a quorum, but have no legal effect under Delaware law. Abstentions and broker non-votes will also be included in the determination of the number of shares represented for a quorum. For purposes of determining whether the requisite amount of shares have been cast in favor of a proposal, "Abstentions" will have the same effect as a vote against the proposal. However, broker non-votes will not be counted for purposes of voting on proposals. The Company shall in advance of the meeting, appoint one or more Inspectors of Election to count all proxies, votes and ballots at the meeting and make a written report thereof.

         All valid proxies received before the meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy).

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth, as of August 25, 1998, the number and percentage of outstanding shares of the Company's Class A and Class E Common Stock, each as a separate class and taken together, by (i) each stockholder known by the Company to own beneficially five percent or more of the outstanding Class A and Class E Common Stock of the Company taken together, (ii) each director, (iii) each of the Named Officers identified in the Summary Compensation Table and (iv) all executive officers and Directors of the Company as a group.

================================================================================================================
                                Class A Common Stock      Class E Common Stock (2)
    Name and Address of                                                                      % of Vote of all
    Beneficial Owner (1)       Number of       Percent      Number of         Percent       Classes of Common
                                 Shares         Owned         Shares           Owned              Stock
----------------------------------------------------------------------------------------------------------------
 Leslie A. Danziger             382,949 (3)          11%       751,756(4)             19%                  15%
----------------------------------------------------------------------------------------------------------------
 Donald E. Lawson               186,862 (5)           6%        25,000                 1%                   3%
----------------------------------------------------------------------------------------------------------------
 James Adler, Jr.                10,000 (6)            *             -                 -                     *
----------------------------------------------------------------------------------------------------------------
 Milton Klein                    45,945 (7)           1%       119,786 (8)             3%
----------------------------------------------------------------------------------------------------------------
 Louis Leeburg                   25,090(9,13)         1%        36,360(13)             1%                   1%
----------------------------------------------------------------------------------------------------------------
 Haydock H. Miller, Jr.          31,454(10)           1%        73,819(11)             2%                   1%
----------------------------------------------------------------------------------------------------------------
 James Wimbush                   11,000 (14)           *             -                 -                     *
----------------------------------------------------------------------------------------------------------------
 The John E. Fetzer             118,447               4%       473,789                12%                   8%
 Institute, Inc. (12)
----------------------------------------------------------------------------------------------------------------
 All executive officers         693,299              20%     1,006,721                25%                  23%
 and Directors as a group
 (7 persons)
================================================================================================================

------------------------
* Less than one percent.

1. Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all Directors and Mr. Lawson is care of LightPath Technologies, Inc., 6820 Academy Parkway East N.E., Albuquerque, New Mexico, 87109.
2.    Includes Class E-1, E-2 and E-3 Common Stock.
3. Includes (i) options to purchase 250,399 Class A shares, of which 100,399 are immediately exercisable by Ms. Danziger and (ii) options to purchase 69,090 Class A shares, of which 9,090 are immediately exercisable held by Joel Goldblatt, Ms. Danziger's spouse. Excludes 114,358 shares of Class A common stock subject to voting trust, of which Ms. Danziger is voting trustee, and held for the benefit of third parties. See "Voting Trust Agreement".
4. Includes options to purchase 101,466 Class E shares represented by immediately exercisable options and 36,363 Class E shares represented by immediately exercisable options held by Joel Goldblatt, Ms. Danziger's spouse. Excludes 974,651 Class E common stock subject to voting trust, of which Ms. Danziger is voting trustee, and held for the benefit of third parties. See "Voting Trust Agreement".
5. Includes options to purchase 185,000 Class A shares, of which 74,000 shares are immediately exercisable and the balance which vest by June 2001.
6. Includes options to purchase 10,000 Class A shares, of which 3,334 shares are immediately exercisable and the balance which vest by June 2000.
7. Includes options to purchase 27,720 Class A shares, of which 21,054 shares are immediately exercisable and the balance which vest by June 2000.
8. Includes 46,880 Class E shares represented by immediately exercisable options.
9. Includes options to purchase 16,000 Class A shares, of which 9,334 shares are immediately exercisable and the balance vest by June 2000.
10. Includes options to purchase 23,182 Class A shares, of which 16,516 shares are immediately exercisable and the balance vest by June 2000.

11. Includes 40,727 Class E shares represented by immediately exercisable options.
12. The address of The John E. Fetzer Institute, Inc. is 9292 KL Avenue, Kalamazoo, Michigan 49009.
13. Includes 7,272 Class A shares and 29,088 Class E shares held directly and indirectly by Mr. Leeburg's brother. Shares held by the John E. Fetzer Institute are not, however, included in the beneficial ownership amounts for Mr. Leeburg.
14. Represents options to purchase 10,000 Class A shares none of which are immediately exercisable.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the year ended June 30, 1998, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with.

Voting Trust Agreement

         Stockholders of the Company owning an aggregate of 1,089,009 shares of Common Stock, which represents 15% of the total voting power outstanding at June 30, 1998, entered into a Voting Trust Agreement dated January 10, 1996. Pursuant to that Agreement, Leslie A. Danziger, Chairwoman of the Company, is designated as the trustee of the trust and empowered to vote all shares subject to the trust with respect to any matter submitted to a vote by the Company's stockholders, including voting in favor of the election of herself as a director of the Company and in favor of ratification and approval of acts of herself as a director in the conduct of business affairs of the Company. Consequently, combined with her individual holdings, Ms. Danziger effectively controls 25% of the total voting power of the Company outstanding as of August 25, 1998. Parties to the agreement may withdraw their shares upon ten days' prior written notice. The Voting Trust Agreement terminates upon the earlier of January 10, 2001 and/or the date on which Ms. Danziger ceases to be Chairwoman of the Board or resigns as trustee under the Agreement.

                       PROPOSAL No. 1 - BOARD OF DIRECTORS

                    CLASS I DIRECTORS - TERM EXPIRING IN 1998

         The term of the Class I directors on the Company's Board of Directors expires as of the date of the annual meeting. At the meeting, three Class I Directors will each be elected to serve a term of three years and until the election and qualification of his or her respective successor. Leslie A. Danziger has served as a Class I director of the Company since its inception and is standing for reelection. Haydock H. Miller, Jr. has served as Class I director of the Company since January 1993 and is standing for reelection. James
A. Wimbush was appointed a Class I director in May 1998 and is standing for election.

         The three nominees receiving the greatest number of votes cast at the annual meeting of shareholders will be elected to Class I of the Board of Directors. The Board of Directors has nominated Leslie A. Danziger, Haydock H. Miller, Jr. and James A. Wimbush for reelection to the Board of Directors as members of Class I thereof. The Board of Directors unanimously recommends voting "For" each of Leslie A. Danziger, Haydock H. Miller, Jr. and James A. Wimbush as Class I Directors to serve until the annual meeting of shareholders in 2001.


         Leslie A. Danziger (age 45) has served as Chairwoman of the Company since its incorporation in June 1992, and also held the position of CEO from 1992 until April 1998, and President from August 1995 until October 1997. Ms. Danziger was a partner or executive officer of the Company's predecessors from 1985 until incorporation of the Company. Ms. Danziger is a founder of the Company and a co-inventor of the first two LightPath patents. She has developed and guided the execution of the Company's long-term business strategies and the development and commercialization of the Company's technologies. From 1974 to 1979 she served as an Executive Vice President of COS, Inc., and from 1979 to 1982 she served as Executive Vice President of Arctic Communications Corporation. Both of these communication consulting firms developed tools designed to assist clients in resolving conflicts relating to economic development, land use and natural resource issues. Ms. Danziger attended the University of Texas. Ms. Danziger is married to Joel C. Goldblatt, the Company's Vice President of Strategic Planning and Communications, and is the sister-in-law of Milton Klein, M.D., a Director of the Company.

         Haydock H. Miller, Jr. (age 73) has served as a Director of the Company since January 1993. Since that time he has advised the Company on administrative,  management  and  financial  matters.  Mr.  Miller  served as an executive with the Aluminum Company of America (ALCOA), an aluminum manufacturer, from 1949 until his retirement in 1983. Mr. Miller received a B.A. degree from Yale University. His last position with ALCOA was Manager of Organization Analysis, an internal consulting group for all ALCOA departments and divisions prior hereto he was Manager for salaried job evaluations for ALCOA and its subsidiaries and immediately before that, was Superintendent of several ALCOA plants, concentrating on quality control and production techniques, and consultant to its operations in the United Kingdom. Since 1983, Mr. Miller has been an independent management consultant.

         James A. Wimbush (age 62) has served as a Director of the Company since May 1998. He currently provides consulting services to venture capital groups and small cap companies. From 1984 until 1995 he served as Chairman and CEO of Lukens Medical Corporation, a medical device manufacturer. Prior to that he spent twenty years with Ethicon, Inc., a manufacturer of medical products, the Somerville, NJ division of Johnson & Johnson, concluding with four years as President. Mr. Wimbush received a B.S. in Finance and attended graduate school at Saint Louis University. He completed the Advanced Management Program at the Harvard Graduate School of Business.

         Unless otherwise instructed, the proxy holders will vote to elect each of the above listed nominees. Shareholders are not entitled to cumulate votes. If the nominee becomes unavailable for reelection for any reason, or if a vacancy on the Board should occur before the annual meeting, which events are not anticipated, the shares represented by the enclosed proxy may be voted for such other persons as the Board of Directors may recommend.

                              CONTINUING DIRECTORS

                   CLASS II DIRECTORS - TERMS EXPIRING IN 2000

         Milton Klein, M.D. (age 50) has been a Director of the Company since its inception. Dr. Klein specializes in cardiology and from 1979 to 1994 practiced with Cardiovascular Specialists of Houston. Since 1994, Dr. Klein has practiced with Houston Cardiovascular Associates. In addition, since 1982 Dr Klein has also been a Clinical Associate Professor of Medicine at The Baylor College of Medicine, Houston, Texas. He is a Fellow of the American College of Cardiology and the American College of Physicians. Dr. Klein received a B.S. degree from McGill University and an M.D. from the University of California in San Diego. Dr. Klein is the brother-in-law of Leslie A. Danziger. Dr. Klein organized the Company's group of scientific advisors to explore the use of the Company's technology in endoscopic equipment, microscopy and related medical optical systems early in the Company's development.

         James L. Adler Jr. (age 70) has served as a Director of the Company since October 1997. Since 1989 he has been a partner at the law firm of Squire Sanders & Dempsey L.L.P., which has acted as general counsel to the Company since February 1996. Mr. Adler was formerly a partner of Greenbaum, Wolff & Ernst, New York City and of Storey & Ross, Phoenix, until the merger of the latter firm with Squire Sanders & Dempsey L.L.P. in 1989. Mr. Adler is a corporate, securities and international lawyer. Mr. Adler serves as President of the Arizona Business Leadership Association, a member of the Arizona District Export Council, as a Trustee of the Phoenix Committee on Foreign Relations, and as a member of the Phoenix Mayor's Millenium 2000 Committee. He has previously served as Chairman of the International Law Section of the Arizona State Bar Association and, by gubernatorial appointments, as a Member of the Investment Committee of the Arizona State Retirement System and as a Member and Chairman of the Investment Committee of the State Compensation Fund. Mr. Adler graduated from Carleton College, magna cum laude in 1949 and in 1952 from Yale Law School. He is a member of the Arizona State Bar.


                   CLASS III DIRECTORS - TERM EXPIRING IN 1999

         Louis Leeburg, (age 44) has served as a Director of the Company since May 1996. Since 1997 Mr. Leeburg has been with The Kilday Group, a real estate development company. From 1993 to 1997 he was affiliated with the investment firm, Jay A. Fishman, Ltd. From December 1988 until August 1993 he was the Vice President, Finance of The Fetzer Institute, Inc. From 1980 to 1988 he was in financial positions with different organizations with an emphasis in investment management. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. Mr. Leeburg received a B.S. in accounting from Arizona State University. Mr. Leeburg is a member of Financial Foundation Officers Group and since January 1991, has served as the treasurer and trustee for the John E. Fetzer Memorial Trust Fund and as trustee for the John E. Fetzer ILM Trust Fund, affiliated with a significant stockholder of the Company.

         Donald E. Lawson (age 47) has served as a Director of the Company and has been CEO since April 1998, and President since October 1997. He previously held the position of Executive Vice President since May 5, 1995, Treasurer since September 1995 and Secretary since June 1997. Mr. Lawson has also served as the Company's Chief Operating Officer since June 1995 and is responsible for the Company's financial activities, manufacturing, sales, research and development, and intellectual property management. From 1991 to 1995, Mr. Lawson served as Vice President, Operations for Lukens Medical Corporation, a medical device manufacturer. From 1980 to 1990, Mr. Lawson served in various capacities, including Production Superintendent, for Ethicon, Inc., a division of Johnson & Johnson and a manufacturer of medical products. Mr. Lawson received a B.B.A. degree in Finance from Texas A & M University.

Meetings and Committees of the Board of Directors

         The Board of Directors held eight meetings, including telephonic meetings, during the fiscal year ended June 30, 1998. Each of the Directors attended all of the meetings of the Board of Directors and of the meetings held by committees of the Board on which he or she served. The Board of Directors has a Compensation Committee which consists of Milton Klein, M.D. and Haydock H. Miller, Jr., which met four times during the fiscal year ended June 30, 1998. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company and also administers the Company's Omnibus Incentive Plan, pursuant to which incentive awards, including stock options, are granted to officers, key employees and consultants of the Company. The Audit Committee met once during the fiscal year ended June 30, 1998 and expanded to two members. The Audit Committee consists of Louis Leeburg and Haydock H. Miller, Jr., met with the Company's independent accountants, to review the annual financial statements of the Company, and the effectiveness of the Company's financial and accounting functions and organization. The Board of Directors does not have a standing nominating committee.

Directors' Compensation

         During the year end June 30, 1998, non-employee Directors were compensated for their services at $1,000 per meeting attended. There is no compensation for telephonic meetings. Non-employee Directors serving on the Company's Board of Directors receive nonqualified stock options of Class A Common Stock as part of the Directors Stock Plan. The plan provides for an automatic annual grant of 3,000 shares and an initial option grant of 10,000 shares at the time a Director commences service on the Board. All Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and Committees thereof. Directors who are employees of the Company do not receive compensation for service on the Board or Committees of the Board other than their compensation as employees.

          PROPOSAL No. 2 - SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the independent public accounting firm of KPMG Peat Marwick LLP to audit the Company's financial statements for the year ending June 30, 1999. Although it is not required to do so, the Board of Directors has submitted the selection of KPMG Peat Marwick LLP to the shareholders for ratification. Unless a contrary choice is specified, proxies will be voted for ratification of the selection of KPMG Peat Marwick LLP. The Board of Directors unanimously recommends the ratification of its selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999.

Executive Compensation

         The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 1998, 1997 and 1996 to the Company's Chief Executive Officer and the only other executive officer of the Company who earned in excess of $100,000 during the last fiscal year (collectively, the "Named Officers").

                           Summary Compensation Table
================================================================================================
                                                                                Long Term
                                                    Annual Compensation         Compenstion
                                                    -------------------         -----------
================================================================================================
                                                                                   Class A
Name and Position                Year             Salary            Bonus        Options (1)
-----------------                ----             ------            -----        -----------
Leslie Danziger
   Chairwoman,                  FY 1998      $ 150,000                          225,000(7)
     Former CEO(2)              FY 1997         150,000
                                FY 1996         150,000 (3)

Donald E. Lawson
   CEO and President (2)        FY 1998      $ 125,000 (4)                      125,000(8)
                                FY 1997           97,500 (5)                     35,000(9)
                                FY 1996           90,000 (6)                    25,000(10)

================================================================================================

(1)  Options are for Class A common stock only.
(2) Ms. Danziger served as Chief Executive Officer until April 1998, at which time Mr. Lawson assumed such position.
(3) Of this amount, $125,591 was paid, and the remainder has been deferred contingent upon the Company meeting the Class E-1 conversion conditions.
(4) Base salary was increased to $132,000 on February 1, 1998. Mr. Lawson purchased Company Class A stock on a quarterly basis for a total of $8,160.
(5) Base salary was increased to $120,000 on April 1, 1997. Mr. Lawson purchased Company Class A stock on a quarterly basis for a total of $4,080.
(6) Of this amount, $65,000 was paid, and the remainder converted into Class E common stock at a $1 per share conversion price.

(7) Options to purchase 225,000 Class A shares, of which 75,000 shares are immediately exercisable and the balance which vest ratably over the next three years or June 2001.
(8) Options to purchase 125,000 Class A shares, of which 25,000 shares are immediately exercisable and the balance which vest; 50,000 shares June 1999, 25,000 shares June 2000 and 25,000 shares June 2001.
(9) Options to purchase 35,000 Class A shares, of which 24,000 shares are immediately exercisable and the balance which vest by June 1999.
(10) Includes options to purchase 25,000 Class A shares, all of which are immediately exercisable.

     The following table sets forth information regarding Options granted to the Named Officers during the fiscal year ended June 30, 1998:

                                                Option Grants For The
                                              Year Ended June 30, 1998

====================================================================================================================
                           Number of Securities
                            Underlying Options    % of Total Options
                                Granted(1)            Granted to        Exercise Price Per       Expiration Date
Name                                                   Employees               Share
--------------------------------------------------------------------------------------------------------------------
Leslie A. Danziger               225,000                33 %                   $7.31          November 2007
Donald E. Lawson                  50,000                 7 %                   $8.06           April 2008
Donald E. Lawson                  75,000                 11%                   $7.31          November 2007
====================================================================================================================

(1) Each option represented entitles the holder to purchase one share of Class A Common Stock.


         The following table sets forth information regarding options exercised by the Named Officers during the fiscal year June 30, 1998 and the value of options held by the Named Officers at the fiscal year end.

                                   Aggregated Option Exercises And Year End Values

================================================================================================================
                                                                   # of Securities       Value of Unexercised
                                                                      Underlying         In-The-Money Options
                                                                 Unexercised Options    at FY End Exercisable/
                                 Shares        Value Realized         at FY end,             Unexercisable
 Name                          Acquired on                           Exercisable/
                                Exercise                            Unexercisable
----------------------------------------------------------------------------------------------------------------
 Leslie A. Danziger  (1)               0             $0            201,865/150,000          $118,000/0 (3)
 Donald E. Lawson  (2)                 0             $0             74,000/111,000             $22,000/0
================================================================================================================

(1) Stock options granted prior to February 1996 were recapitalized into Class A and Class E shares. Bundled Stock Options total 101,466 of shares presented. Bundled Stock Options consist of 20% shares of Class A common stock, 30% shares of Class E-1common stock, 30% shares of Class E-2 common stock, and 20% shares of Class E-3 common stock.
(2)  Options represented are solely to purchase shares of Class A common stock.
(3) Value shown relate solely to unexercised options to purchase Class A Common Stock and assumes a fiscal year end value of $5.875 per share of Class A common stock. To compute the unrealized value of Class A common stock, the underlying Class E shares were excluded and 20% of the option exercise price was attributed to the Class A portion of the options. If the Class E shares were included, the shares held by Ms. Danziger would not be in-the-money at June 30, 1998.

Employment Agreements

         Effective November 1995, the Company entered into three-year employment agreements with each of its senior executive officers, Leslie A. Danziger and Donald E. Lawson. Mr. Lawson executed a new three-year employment agreement in April 1998, when he became the Chief Executive Officer of the Company. The agreements provide for annual base salaries of $150,000 and $132,000 for Ms. Danziger and Mr. Lawson, respectively. In the event the Company terminates the executive's employment during the term of the agreement without cause, or in the event the executive terminates the agreement for "good reason", the executive is entitled to (i) continue to receive salary until the earlier of obtaining comparable employment with another company or the lapse of two years, with respect to Ms. Danziger and one year, with respect to Mr. Lawson, (ii) continue to receive benefits until the earlier of obtaining comparable employment with another company or the corresponding periods stated in (i) above, (iii) have all unvested stock options become immediately exercisable, and (iv) receive a lump sum payment equal to the average of the annual bonuses paid to the executive during the previous three fiscal years. The Agreement defines "cause" to mean termination due to felony conviction, willful disclosure of confidential information or willful failure to perform the executive's duties. In addition, if the termination without cause occurs after a change in control of the Company, the executive shall also receive a lump sum severance payment equal to
2.99 times the executive's annual compensation, including bonuses. The Agreement defines "change in control" as an acquisition of 40% of Company's combined voting power by any party, a change in the majority of the Directors over a two-year period (unless supported by the incumbent Directors), a reorganization or other business combination resulting in the present stockholders of the
Company no longer owning more than 50% of the combined voting power of the Company, a sale of substantially all of the assets of the Company or other similar transactions. The employment agreements reaffirm the executives' agreements pursuant to previously executed confidential information and invention agreements to, among other things, not compete with the Company for a period of two years following termination of employment and to assign any inventions, patents and other proprietary rights to the Company. Any controversies regarding the employment agreements are to be settled by binding arbitration.

                              CERTAIN TRANSACTIONS

         During the period from November 1993 through August 1995, the Company deferred payment of salary to its executive officers due to a shortage of working capital. In November 1995, Leslie A. Danziger and Donald E. Lawson agreed to convert $300,000 and $25,000, respectively, of deferred salary into shares of Class E Common Stock at an average per share conversion price of $1.00 per share. Consequently, Ms. Danziger received 112,500 shares of Class E-1 Common Stock, 112,500 shares of Class E-2 Common Stock and 75,000 shares of Class E-3 Common Stock. Mr. Lawson received 9,375 shares of Class E-1 Common Stock, 9,375 shares of Class E-2 Common Stock and 6,250 shares of Class E-3
Common Stock. An aggregate of $ 62,150 of deferred salary is owed to the executive officers at June 30, 1998 and was placed into a contingent liability account to be paid only upon the accomplishment of the milestones for conversion of the Class E-1 common stock into Class A common stock.

         During the fiscal years ended June 30, 1998 and 1997, Directors (or their firms) of the Company, provided legal and consulting services to the Company for which they billed the Company approximately $145,000 and $92,000, respectively. None of which own more than .05% of common stock. In addition, the Company retained the legal services of a stockholder for licensing work performed during fiscal 1998 and 1997 valued at $11,250 and $65,000, respectively, of which a portion was paid for in Class A common stock. The Company paid $45,000 to an employee and stockholder for product designs which the Company has subsequently applied for patent protection.

         In June 1996, the Company entered into an agreement with Invention Machine Corporation (IMC) for a benchmarking and prediction analysis of technologies related to LightPath's proprietary process for the manufacturing of GRADIUM glass. Under the terms of the agreement the Company paid IMC a total of $24,000 in cash and upon completion of the project in December 1996, issued 40,000 shares of unregistered Class A common stock with a fair value of $222,511. In June 1997 the Company entered into a joint venture agreement with IMC to create LightChip Inc., to develop and manufacture wavelength division multiplexing (WDM) systems for use by telecommunication carriers, and network system integrators. LightPath owned 51% of LightChip Inc. during the year ended June 30, 1998. Under the terms of the agreement, LightChip has utilized office equipment, office space and some personnel at no charge from LightPath, estimated value of the service is approximately $137,000 for the fiscal year 1998. In addition LightChip agreed to reimburse LightPath for personnel, services and working capital during fiscal year 1998 totaling, approximately $161,000.

         The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. In addition, ongoing and future transactions with affiliates will be on terms no less favorable than may be obtained from third parties, and any loans to affiliates will be approved by a majority of the disinterested Directors.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed KPMG Peat Marwick LLP to audit the financial statements of the Company for the fiscal year ended June 30, 1999. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


        SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

         Any shareholder proposals intended to be presented at the Company's 1999 annual shareholders' meeting must be received by the Company no later than May 24, 1999, to be evaluated by the Board for inclusion in the proxy statement for that meeting.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other business to be considered or acted upon at the annual meeting of shareholders other than that for which notice is provided, but in the event other business as to which the Company did not have notice of prior to August 2, 1998 is properly presented at the meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy. If any matter not appropriate for action at the meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.

                        1998 ANNUAL REPORT ON FORM 10-KSB

         Copies of the Company's annual report included in the Form 10-KSB for the fiscal year ended June 30, 1998, as filed with the Securities and Exchange Commission have been included in this mailing. Additional copies may be obtained without charge by any shareholder to whom this proxy statement is delivered upon written request to Investor Relations, LightPath Technologies, Inc., 6820 Academy Parkway East N.E., Albuquerque, New Mexico 87109.


                                             By order of the Board of Directors,


                                                              Leslie A. Danziger
                                                                      Chairwoman

Albuquerque, New Mexico
September 14, 1998

                                                    LightPath Technologies, Inc.
                                                   6820 Academy Parkway East N.E.
                                                        Albuquerque, NM 87109

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The  undersigned  hereby  appoints  Leslie A. Danziger,  as the attorney and proxy of the  undersigned,  with full power of substitution,  for and in the name and stead of the  undersigned,  to  attend  the  Annual  Meeting  of  Stockholders  of  LightPath
Technologies,  Inc. (the "Company") to be held on October 19, 1998, at noon, M.S.T. at the Crowne Plaza Pyramid,  5151 San Francisco
Road, NE, Albuquerque,  New Mexico,  87109 and any adjournments or postponements  thereof, and thereat to vote all shares of Class A and Class E Common Stock which the undersigned would be entitled to cast if personally present at indicated herein:

                                            PLEASE MARK YOUR CHOICES IN BLUE OR BLACK INK

(1) Proposal No. 1: Election of Class I Directors: Nominees are Leslie A. Danziger, Haydock H. Miller Jr. and James A. Wimbush.


                  FOR            WITHHOLD AUTHORITY to vote for the following nominees: ______________________________________

(2) Proposal No. 2: Ratify the  selection of KPMG Peat Marwick LLP as  independent  accountants  for the Company for the fiscal year ending June 30, 1999.


                  FOR                    AGAINST                          ABSTAIN

In his/her  discretion,  the proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof. (Please date and sign on the reverse side)

(Continued from other side)
         IF THIS PROXY IS  PROPERLY  EXECUTED,  THE SHARES  REPRESENTED  HEREBY WILL BE VOTED IN THE MANNER  DIRECTED  HEREIN BY THE
UNDERSIGNED  STOCKHOLDER.  IF NO SUCH  DIRECTION  IS GIVEN,  THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR CLASS I
DIRECTORS,  AND "FOR" THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT  ACCOUNTANTS FOR THE COMPANY FOR THE
FISCAL YEAR ENDING JUNE 30, 1999. THIS PROXY ALSO DELEGATES  AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY
COME BEFORE THE MEETING.

The  undersigned  hereby  acknowledges  receipt  of the Notice of Annual  Meeting,  Proxy  Statement  and Form  10-KSB of  LightPath
Technologies, Inc.

PLEASE SIGN,  DATE AND MAIL THIS PROXY  PROMPTLY IN THE ENCLOSED  REPLY  ENVELOPE  WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED
STATES.

                                                                             ________________________________________________
                                                                                         SIGNATURE

                                                                             ________________________________________________
                                                                                         SIGNATURE


                                                                             Dated;_____________________________________1998
                                                     (When  signing as an attorney,  executor,  administrator,  trustee or guardian, please give title as such. If stockholder is a corporation  please sign in full corporate name by a duly authorized officer or officers.  Where stock is issued in the name of two or more persons, all such persons should sign.)